                                                                   EXHIBIT 99.01

                       CITIGROUP- FINANCIAL HIGHLIGHTS(1)


($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                   2000           1999         1998         1997           1996          1995
                                               ---------------------------------------------------------------------------------

ADJUSTED REVENUE                                 $ 77,694      $ 68,429      $ 57,597      $ 54,965      $ 49,795      $ 41,405

CORE INCOME (2)                                  $ 14,140      $ 11,345      $  7,485      $  8,728      $  7,800      $  6,325

BASIC CORE EARNINGS PER SHARE                    $   2.82      $   2.25      $   1.46      $   1.69      $   1.48      $   1.29

DILUTED CORE EARNINGS PER SHARE                  $   2.74      $   2.19      $   1.42      $   1.62      $   1.42      $   1.18

TOTAL ASSETS                                     $902,210      $795,584      $740,336      $755,167      $675,738      $600,995

COMMON STOCKHOLDERS EQUITY                       $ 64,461      $ 56,395      $ 48,761      $ 44,610      $ 40,529      $ 40,453

TOTAL STOCKHOLDERS CAPITAL                       $ 66,206      $ 58,290      $ 51,035      $ 47,956      $ 43,732      $ 35,710

RETURN ON AVG. COMMON EQUITY (3)                     22.4%         21.5%         14.4%         17.5%         19.1%         18.0%

BOOK VALUE PER SHARE                             $  12.84      $  11.23      $   9.66      $   8.80      $   7.94      $   7.28

DILUTED COMMON SHARES OUTSTANDING (MILLIONS)        5,122         5,128         5,144         5,226         5,297         5,174

MARKET CAPITALIZATION (AT YEAR-END)              $256,400      $209,800      $125,400      $136,500      $ 77,200      $ 51,200

EMPLOYEES                                         233,000       212,500       202,400       184,300       174,100       158,000

----------
Notes:

(1) Restated to include the acquisition of Associates First Capital (November 30, 2000).
(2) The years Dec. 31, 2000, 1999, 1998 and 1997 include net restructuring -related items (and in 2000 and 1998 merger-related costs) of $759mm ($550mm after-tax), ($53)mm (($25)mm after-tax), $795mm ($535mm after-tax) and $1,718mm ($1,046mm after-tax), respectively.
(3) The return on average common stockholders equity is calculated using net income after deducting preferred stock dividend requirements.

                            CITIGROUP - KEY DATA(1)


($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                      2000         1999         1998            1997            1996         1995
                                                  ----------------------------------------------------------------------------------
LEVERAGE RATIOS:

      DEBT/TOTAL CAPITALIZATION                       20.78%        6.38%        6.04%           3.40%          4.16%         4.91%
      DEBT + PREFERRED SECURITIES/TOTAL
         CAPITALIZATION                               26.40%       13.90%       13.69%           9.48%          9.82%        11.24%
UNREALIZED GAIN/(LOSS) ON INVESTMENT SECURITIES   $     973    $   1,647    $   1,433     $     1,697    $     1,144    $      900
------------------------------------------------------------------------------------------------------------------------------------
PRICE:

      HIGH                                        $   59.13    $   43.69    $   36.75     $     28.69    $     15.83    $    10.65
      LOW                                             35.81        24.50        14.25           14.58           9.42          5.40
      CLOSE                                       $   51.06    $   41.77    $   24.84     $     26.94    $     15.13    $    10.44
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASES:

      NUMBER OF SHARES (IN THOUSANDS)                87,149      116,697      126,742         153,680        237,019       170,524
      COST                                        $   4,066    $   3,954    $   3,139     $     3,467    $     3,717    $    1,944
      CUMULATIVE                                  $  23,134    $  19,068    $  15,114     $    11,975    $     8,508    $    4,791
------------------------------------------------------------------------------------------------------------------------------------
VALUATION AT YEAR-END:

      PRICE/EARNINGS (BASIC)                             18 x         19 x         17 x            16 x           10 x           8 x
      PRICE/EARNINGS (DILUTED)                           19 x         19 x         17 x            17 x           11 x           9 x
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EARNINGS BY GEOGRAPHY (EXCLUDING
  INVESTMENT ACTIVITIES)

NORTH AMERICA                                     $   8,054    $   7,423    $   5,276
EUROPE                                                  864          657         (181)
JAPAN                                                 1,200          640          310
CEEMEA (2)                                              499          300          110
ASIA                                                  1,162          817          656
LATIN AMERICA                                     $     968    $     856    $     562

----------
Notes:

(1)   Adjusted for stock splits through 4/01.
(2) Central & Eastern Europe, Middle East and Africa (includes the Indian sub-continent).

                                   CITIGROUP
                        GLOBAL CONSUMER: BANKING/LENDING
                           CITIBANKING NORTH AMERICA


($ IN MILLIONS)

                                                                 2000        1999         1998
                                                               -------------------------------
TOTAL REVENUE, NET OF INTEREST EXPENSE                          $2,274      $2,121      $2,004
ADJUSTED OPERATING EXPENSES                                      1,369       1,404       1,680
PROVISION FOR LOAN LOSSES                                           29          64         102
                                                               -------------------------------
CORE INCOME BEFORE TAXES                                           876         653         222
INCOME TAXES                                                       349         272          98
                                                               -------------------------------
CORE INCOME                                                     $  527      $  381      $  124
                                                               ===============================

AVERAGE ASSETS (IN BILLIONS OF DOLLARS)                         $    9      $    9      $   10
                                                               ===============================

RETURN ON AVERAGE ASSETS %                                        5.86%       4.23%       1.24%
                                                               ===============================

AVERAGE LOANS (IN BILLIONS OF DOLLARS)                          $  7.0      $  7.3      $  7.7
AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS)                44.8        42.4        39.9
END OF PERIOD ACCOUNTS (IN MILLIONS)                            $  6.7      $  6.3      $  5.8

NON-INTEREST REVENUE AS % OF TOTAL REVENUE                        26.4%       26.0%       24.0%

NET CREDIT LOSS RATIO                                             0.91%       1.22%       1.39%

TOTAL PROPRIETARY FUNDS                                         $4,189      $2,613      $3,911
THIRD PARTY FUNDS                                                2,318       2,522       1,900
                                                                                        ------
TOTAL MUTUAL FUND/UIT SALES AT NAV (IN MILLIONS OF DOLLARS)     $6,507      $5,135      $5,811
                                                               ===============================

BRANCHES                                                           367         371         376

                                   CITIGROUP
                        GLOBAL CONSUMER: BANKING/LENDING
                               MORTGAGE BANKING(1)


($ IN MILLIONS)

                                                                               2000         1999         1998
                                                                           ------------------------------------
              TOTAL REVENUE, NET OF INTEREST EXPENSE                        $   912      $   819      $   682
              ADJUSTED OPERATING EXPENSES                                       395          354          277
              PROVISION FOR LOAN LOSSES                                           2           28           25
                                                                           ------------------------------------
              CORE INCOME BEFORE TAXES AND MINORITY INTEREST                    515          437          380
              INCOME TAXES                                                      196          169          148
              MINORITY INTEREST, NET OF TAXES                                    22           19            5
                                                                           ------------------------------------
              CORE INCOME                                                   $   297      $   249      $   227
                                                                           ====================================

              AVERAGE ASSETS (IN BILLIONS OF DOLLARS)                       $    40      $    30      $    26

              RETURN ON AVERAGE ASSETS %                                       0.74%        0.86%        0.88%

              END OF PERIOD ACCOUNTS OWNED AND SERVICED (IN MILLIONS)

              STUDENT LOANS                                                 $  3.5       $  2.7       $  2.3
              MORTGAGES                                                        0.9          0.7          0.5
              CONSUMER FINANCE                                                 0.1          0.1          0.1
                                                                           ---------------------------------
                   TOTAL                                                    $  4.5       $  3.5       $  2.9
                                                                           =================================

              OWNED AND SERVICED AVERAGE LOANS (IN BILLIONS OF DOLLARS)
              MORTGAGES (2)                                                 $ 22.8       $ 18.2       $ 16.1
              STUDENT LOANS                                                   13.4          9.6          8.2
              CONSUMER FINANCE                                                 0.6          0.8          0.8
                                                                           ---------------------------------
                   AVERAGE LOANS- ON BALANCE SHEET                            36.8         28.6         25.1
              OTHER SERVICES LOANS                                            59.6         47.6         38.6
                                                                           ---------------------------------
                   TOTAL                                                    $ 96.4       $ 76.2       $ 63.7
                                                                           =================================

              ORIGINATIONS (IN BILLIONS OF DOLLARS)
                   MORTGAGE                                                 $ 20.0       $ 19.0       $ 17.0
                   STUDENT LOANS                                               4.4          2.3          2.0
                   CONSUMER FINANCE                                            1.1          0.8          0.6

              NET CREDIT LOSS RATIO                                            0.16%        0.19%        0.33%

----------
Notes:

(1) Includes Student Loans.
(2) Includes loans held for sale.

                                   CITIGROUP
                        GLOBAL CONSUMER: BANKING/LENDING
                             NORTH AMERICA CARDS(1)


($ IN MILLIONS)
                                                                        2000           1999           1998
                                                                 ------------------------------------------
              ADJUSTED REVENUES, NET OF INTEREST EXPENSE          $   10,756      $   9,864      $   8,569
              ADJUSTED OPERATING EXPENSES                              3,954          3,607          3,185
              ADJUSTED PROVISION FOR LOAN LOSSES (2)                   3,973          3,979          3,866
                                                                 ------------------------------------------
              CORE INCOME BEFORE TAXES                                 2,829          2,278          1,518
              INCOME TAXES                                             1,042            842            571
                                                                 ------------------------------------------
              CORE INCOME                                         $    1,787      $   1,436      $     947
                                                                 ==========================================

              MANAGED AVERAGE ASSETS (IN BILLIONS OF DOLLARS)     $       98      $      86      $      70

              RETURN ON MANAGED ASSETS %                                1.83%          1.67%          1.35%

              CITI CARDS DATA (IN MILLIONS OF DOLLARS) (3):

              NET INTEREST REVENUE (4)                            $    8,108      $   7,574      $   6,689
              % OF AVERAGE MANAGED LOANS                                8.84%          9.53%         10.06%

              RISK ADJUSTED REVENUE (5)                           $    6,456      $   5,616      $   4,466
              % OF AVERAGE MANAGED LOANS                                7.04%          7.06%          6.72%

              ADJUSTED OPERATING EXPENSES AS % OF AVG                   4.00%          4.20%          4.34%
                MANAGED LOANS

              END OF PERIOD MANAGED RECEIVABLES ($B)              $    103.2      $    85.6      $    79.3
              END OF PERIOD ACCOUNTS                                    90.8           76.7           70.6
              TOTAL SALES ($B)                                    $    215.7      $   183.1      $   153.0

              END OF PERIOD LOANS (IN BILLIONS OF DOLLARS)

                   ON BALANCE SHEET                               $     37.0      $    27.4      $    28.7
                   SECURITIZED                                          57.2           55.6           47.6
                   HELD FOR SALE                                         8.1            2.1            2.5
                                                                 ------------------------------------------
                        TOTAL                                     $    102.3      $    85.1      $    78.8
                                                                 ==========================================

              AVERAGE LOANS (IN BILLIONS OF DOLLARS)

                   ON BALANCE SHEET                               $     33.2      $    25.8      $    26.0
                   SECURITIZED                                          53.3           50.7           38.1
                   HELD FOR SALE                                         5.2            3.0            2.4
                                                                 ------------------------------------------
                        TOTAL                                     $     91.7      $    79.5      $    66.5
                                                                 ==========================================

              NET CREDIT LOSSES (IN MILLIONS OF DOLLARS)

                   ON BALANCE SHEET                               $    1,511      $   1,322      $   1,441
                   SECURITIZED                                         2,232          2,452          2,193
                   HELD FOR SALE                                         178            129            134
                                                                 ------------------------------------------
                        TOTAL                                     $    3,921      $   3,903      $   3,768
                                                                 ==========================================

              COINCIDENT NET CREDIT LOSS RATIO                          4.28%          4.91%          5.67%

              12 MONTH LAGGED NET CREDIT LOSS RATIO                     4.93%          5.87%          6.98%

----------
Notes:

(1)   Includes Citi Cards (bankcards and private label cards) and Diners Club.
(2)   On a managed basis.
(3)   Excludes Diners Club.
(4)   Includes delinquency and other risk-based charges.
(5)   Risk Adjusted Revenue is adjusted revenues less net credit losses.

                                   CITIGROUP
                        GLOBAL CONSUMER: BANKING/LENDING
                                  CITIFINANCIAL


($ IN MILLIONS)

                                                                          2000           1999           1998
                                                                    ------------------------------------------
              ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)         $   5,071      $   4,600      $   3,791
              ADJUSTED OPERATING EXPENSES                                2,256          1,980          1,551
              PROVISIONS FOR BENEFITS, CLAIMS, AND CREDIT LOSSES         1,546          1,414          1,208
                                                                    ------------------------------------------
              CORE INCOME BEFORE TAXES                                   1,269          1,206          1,032
              INCOME TAXES                                                 459            445            382
                                                                    ------------------------------------------
              CORE INCOME                                            $     810      $     761      $     650
                                                                    ==========================================

              AVERAGE ASSETS (IN BILLIONS OF DOLLARS)                $      56      $      48      $      40

              RETURN ON AVERAGE ASSETS %                                  1.45%          1.59%          1.63%

              NET RECEIVABLES (IN BILLIONS OF DOLLARS)

                   REAL ESTATE SECURED LOANS (2)                     $    38.1      $    32.7      $    22.4
                   PERSONAL LOANS (3)                                      9.9           10.0            5.8
                   AUTO                                                    4.6            2.5            1.1
                   SALES FINANCE AND OTHER                                 2.7            2.9            1.8
                                                                    ------------------------------------------
                        TOTAL                                        $    55.3      $    48.1      $    31.1
                                                                    ==========================================

              NUMBER OF OFFICES                                          2,720          2,876          2,509

              AVERAGE YIELD (4)                                          14.14%         14.32%         14.90%
              AVERAGE NET INTEREST MARGIN (4)                             7.79%          8.33%          8.89%
              NET CREDIT LOSS RATIO (4)                                   2.57%          2.66%          2.77%

----------
Notes:

(1)   Excludes realized gains/(losses) on investments.
(2)   Includes fully secured $.M.A.R.T. receivables.
(3)   Includes fully secured $.A.F.E. and partially secured $.M.A.R.T.
      receivables.
(4)   Includes loans held for sale.

                                   CITIGROUP
                           GLOBAL CONSUMER: INSURANCE
                            TRAVELERS LIFE & ANNUITY


($ IN MILLIONS)
                                                                                 2000           1999           1998
                                                                            ----------------------------------------
              TOTAL REVENUES, NET OF INTEREST EXPENSE (1)                    $  3,891       $  3,394       $  3,013
              TOTAL OPERATING EXPENSES                                            409            451            396
              PROVISIONS FOR BENEFITS AND CLAIMS                                2,325          1,997          1,863
                                                                            ----------------------------------------
              CORE INCOME BEFORE TAXES                                          1,157            946            754
              INCOME TAXES                                                        380            323            260
                                                                            ----------------------------------------
              CORE INCOME                                                    $    777       $    623       $    494
                                                                            ========================================

              PRE-TAX CONTRIBUTION BY SOURCE
                   INDIVIDUAL ANNUITIES                                      $    465       $    374       $    292
                   GROUP ANNUITIES                                                420            279            176
                   LIFE AND LONG-TERM CARE INSURANCE                              201            175            154
                   OTHER (INCLUDES RUN-OFF AND RETURN ON EXCESS CAPITAL)           71            118            132
                                                                            ----------------------------------------
                         TOTAL                                               $  1,157       $    946       $    754
                                                                            ========================================

              INDIVIDUAL ANNUITIES
              NET WRITTEN PREMIUMS & DEPOSITS:
                   FIXED                                                     $  1,266       $  1,008       $    908
                   VARIABLE                                                     5,025          4,265          2,892
                   INDIVIDUAL PAYOUT                                               80             78             70
                                                                            ----------------------------------------
                        TOTAL                                                $  6,371       $  5,351       $  3,870
                                                                            ========================================

              POLICYHOLDER ACCOUNT BALANCES & BENEFIT RESERVES: (2)
                   FIXED                                                     $  8,050       $  7,994       $  7,915
                   VARIABLE                                                    20,704         19,311         12,951
                   INDIVIDUAL PAYOUT                                              630            617            596
                                                                            ----------------------------------------
                        TOTAL                                                $ 29,384       $ 27,922       $ 21,462
                                                                            ========================================

              GROUP ANNUITIES
              NET WRITTEN PREMIUMS AND DEPOSITS (3)                             5,528          5,619          4,049
              POLICYHOLDER ACCOUNT BALANCES & BENEFIT RESERVES: (2)
                   GIC'S AND OTHER INVESTMENT CONTRACTS                      $ 12,599       $ 10,754       $  9,100
                   PAYOUT GROUP ANNUITIES                                       4,861          4,363          4,148
                                                                            ----------------------------------------
                        TOTAL                                                $ 17,460       $ 15,117       $ 13,248
                                                                            ========================================

              INDIVIDUAL LIFE INSURANCE
              NET WRITTEN PREMIUMS AND DEPOSITS
                   DIRECT PERIODIC PREMIUMS AND DEPOSITS                     $    511       $    409       $    322
                   SINGLE PREMIUM DEPOSITS                                         99             84             85
                   REINSURANCE                                                    (84)           (71)           (66)
                                                                            ----------------------------------------
                          TOTAL                                              $    526       $    422       $    341
                                                                            ========================================

              POLICYHOLDER ACCOUNT BALANCES & BENEFIT RESERVES               $  2,983       $  2,682       $  2,436

              LIFE INSURANCE IN FORCE (IN BILLIONS, FACE AMT.)               $     67       $     62       $     55

              LIFE INSURANCE ISSUED (IN BILLIONS, FACE AMT.)                 $     12       $     11       $      9

              ALL BUSINESSES
              NET INVESTMENT INCOME (PRETAX)                                 $  2,499       $  2,277       $  1,968
              INTEREST CREDITED TO CONTRACTHOLDERS                           $  1,051       $    937       $    876

              STATUTORY DATA
              TRAVELERS INSURANCE COMPANY
                   STATUTORY CAPITAL AND SURPLUS                             $  5,160       $  5,027       $  4,954
                   SURPLUS TO LIABILITIES RATIO                                  20.2%          21.2%          20.4%

----------
Notes:
(1)   Excludes realized gains/ (losses) on investments.
(2)   Includes general account, separate accounts and managed funds.
(3) Excludes deposits of $320mm in 2000, $580mm in 1999 and $257mm in 1998 related to Travelers plans previously managed externally.

                                   CITIGROUP
                           GLOBAL CONSUMER: INSURANCE
                          PRIMERICA FINANCIAL SERVICES


($ IN MILLIONS)

                                                                         2000         1999         1998
                                                                    ------------------------------------
              TOTAL REVENUES, NET OF INTEREST EXPENSE (1)            $  1,915     $  1,775     $  1,654
              ADJUSTED OPERATING EXPENSES                                 659          586          546
              PROVISION FOR BENEFITS AND CLAIMS                           496          487          484
                                                                     --------     --------     --------
              CORE INCOME BEFORE TAXES                                    760          702          624
              INCOME TAX                                                  268          250          224
                                                                    ------------------------------------
                         CORE INCOME                                 $    492     $    452     $    400
                                                                    ====================================

              LIFE INSURANCE
              FACE VALUE (IN BILLIONS) OF:
                   LIFE INSURANCE ISSUED                             $   67.4     $   56.2     $   57.4
                   LIFE INSURANCE IN FORCE                           $  412.7     $  394.9     $  383.7

              ANNUALIZED ISSUED PREMIUMS                             $    198     $    174     $    179
              DIRECT PREMIUMS                                        $  1,326     $  1,280     $  1,244
              EARNED PREMIUMS                                        $  1,106     $  1,071     $  1,057

              OTHER PRODUCTS
              MUTUAL FUND SALES AT NAV:
                   PROPRIETARY                                       $  1,811     $  1,644     $  1,462
                   OTHER FUNDS                                          1,816        1,076          984
                                                                    ------------------------------------
                         U.S. MUTUAL FUND SALES                         3,627        2,720        2,446
                   CANADA MUTUAL FUND SALES                               593          404          496
                                                                    ------------------------------------
                         TOTAL MUTUAL FUND SALES                     $  4,220     $  3,124     $  2,942
                                                                    ====================================

              CASH ADVANCED ON $.M.A.R.T. AND $.A.F.E. LOANS (2)     $2,092.3     $1,920.0     $1,461.1

              VARIABLE ANNUITY NET WRITTEN PREMIUMS AND DEPOSITS     $1,056.7     $  990.1     $  652.0

              FINANCIAL NEEDS ANALYSES SUBMITTED                      437,894      490,293      535,017

----------
Notes:
(1)   Excludes realized gains/(losses) on investments.
(2) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS. The receivables are reflected in the assets of CitiFinancial.

                                   CITIGROUP
                           GLOBAL CONSUMER: INSURANCE
                                 PERSONAL LINES


($ IN MILLIONS)

                                                                        2000          1999         1998
                                                                    ------------------------------------
              TOTAL REVENUES, NET OF INTEREST EXPENSE (1)            $ 4,230       $ 4,071      $ 3,667
              TOTAL OPERATING EXPENSES                                 1,002         1,021          931
              CLAIMS AND CLAIM ADJUSTMENT EXPENSES                     2,767         2,572        2,181
                                                                    ------------------------------------
              CORE INCOME BEFORE TAXES AND MINORITY INTEREST             461           478          555
              INCOME TAXES                                               138           144          172
              MINORITY INTEREST, NET OF TAX                               16            54           64
                                                                    ------------------------------------
              CORE INCOME (2)                                        $   307       $   280      $   319
                                                                    ====================================

              NET WRITTEN PREMIUMS BY PRODUCT LINE (3)
              AUTO                                                   $ 2,408       $ 2,388      $ 2,329
              HOMEOWNERS & OTHER                                       1,456         1,444        1,162
                                                                    ------------------------------------
                   TOTAL NET WRITTEN PREMIUMS (a)                    $ 3,864       $ 3,832      $ 3,491
                                                                    ====================================

              NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL (3)
              INDEPENDENT AGENTS                                     $ 2,991       $ 2,924      $ 2,712
              ALTERNATIVE DISTRIBUTION                                   661           582          424
              OTHER                                                      212           326          355
                                                                    ------------------------------------
                   TOTAL NET WRITTEN PREMIUMS (a)                    $ 3,864       $ 3,832      $ 3,491
                                                                    ====================================

              STATUTORY RATIO DEVELOPMENT
              EARNED PREMIUMS (b)                                    $ 3,755       $ 3,660      $ 3,273

              LOSSES AND LOSS ADJUSTMENT EXPENSES (c)                  2,776         2,562        2,182
              OTHER UNDERWRITING EXPENSES (d)                          1,002         1,024          951
                                                                    ------------------------------------
                   TOTAL DEDUCTIONS                                    3,778         3,586        3,133
                                                                    ------------------------------------

              STATUTORY UNDERWRITING GAIN/(LOSS)                     $   (23)      $    74      $   140
                                                                    ====================================

              STATUTORY COMBINED RATIO (3)
              LOSS AND LOSS ADJUSTMENT EXPENSE RATIO (c/b)              73.9%         70.0%        66.7%
              OTHER UNDERWRITING EXPENSE RATIO (d/a)                    25.9%         26.7%        27.2%
                                                                    ------------------------------------
                   COMBINED RATIO                                       99.8%         96.7%        93.9%
                                                                    ====================================

              NET INVESTMENT INCOME (PRE-TAX)                        $   449       $   402      $   389
              EFFECTIVE TAX RATE ON NET INVESTMENT INCOME               29.4%         28.1%        28.5%
              CATASTROPHE LOSSES, NET OF REINSURANCE (AFTER-TAX)     $    54       $    80      $    44

----------
(1)   Excludes realized gains/(losses) on investments.
(2) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.
(3) The 1999 net written premiums include an adjustment associated with a reinsurance transaction which increased homeowners premiums written by independent agents by $72mm. Excluding this adjustment, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio were 70.0%, 26.5%, and 96.5%, respectively.

                                    CITIGROUP
                         GLOBAL CONSUMER: INTERNATIONAL
                                 WESTERN EUROPE


              ($ IN MILLIONS)
                                                                          2000        1999        1998
                                                                       --------------------------------
              TOTAL REVENUES, NET OF INTEREST EXPENSE                   $2,388      $2,424      $2,124
              ADJUSTED OPERATING EXPENSES                                1,396       1,474       1,376
              PROVISION FOR BENEFITS, CLAIMS, AND CREDIT LOSSES            390         453         340
                                                                       --------------------------------
              CORE INCOME BEFORE TAXES                                     602         497         408
              INCOME TAXES                                                 218         185         157
                                                                       --------------------------------
              CORE INCOME                                               $  384      $  312      $  251
                                                                       ================================

              AVERAGE ASSETS (IN BILLIONS OF DOLLARS)                   $   21      $   23      $   20

              RETURN ON AVERAGE ASSETS (%)                                1.83%       1.36%       1.26%

              AVERAGE LOANS (IN BILLIONS OF DOLLARS)
                   CARDS                                                $  2.2      $  2.2      $  1.9
                   MORTGAGES                                               2.1         2.2         2.0
                   AUTO                                                    1.4         1.3         1.1
                   PERSONAL                                                9.9        10.5         9.7
                   OTHER                                                   1.1         1.1         0.8
                                                                       --------------------------------
                          TOTAL                                         $ 16.7      $ 17.3      $ 15.5
                                                                       ================================

              AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS)        $ 12.4      $ 13.7      $ 14.3

              END OF PERIOD ACCOUNTS (IN MILLIONS)                        10.1         9.6         8.9
              END OF PERIOD CARD ACCOUNTS (IN MILLIONS)                    2.6         2.4         2.3

              NON-INTEREST REVENUE AS % OF TOTAL REVENUES                 30.7%       31.0%       31.6%

              NET CREDIT LOSS RATIO                                       2.05%       2.00%       1.74%

              PROPRIETARY MUTUAL FUNDS/UIT                              $1,161      $1,790      $2,544
              PROPRIETARY MONEY MARKET FUNDS                               520       1,328          --
                                                                       --------------------------------
                   TOTAL PROPRIETARY FUNDS                               1,681       3,118       2,544
                   THIRD PARTY FUNDS                                     1,568         628         205
                                                                       --------------------------------
              MUTUAL FUND/UIT SALES AT NAV (IN MILLIONS OF DOLLARS)     $3,249      $3,746      $2,749
                                                                       ================================

              BRANCHES                                                     436         434         447
              CONSUMER FINANCE OFFICES                                     130         126          67

                                    CITIGROUP
                         GLOBAL CONSUMER: INTERNATIONAL
                                      JAPAN


              ($ IN MILLIONS)
                                                                               2000        1999           1998
                                                                            -----------------------------------
              TOTAL REVENUES, NET OF INTEREST EXPENSE                        $2,781      $1,930      $   1,268
              ADJUSTED OPERATING EXPENSES                                     1,151         817            591
              PROVISION FOR BENEFITS, CLAIMS, AND CREDIT LOSSES                 500         315            173
                                                                            -----------------------------------
              CORE INCOME BEFORE TAXES                                        1,130         798            504
              INCOME TAXES                                                      401         304            185
                                                                            -----------------------------------
              CORE INCOME                                                    $  729      $  494      $     319
                                                                            ===================================

              AVERAGE ASSETS (IN BILLIONS OF DOLLARS)                        $   17      $   13      $       8

              RETURN ON AVERAGE ASSETS (%)                                     4.29%       3.80%          3.99%

              AVERAGE LOANS (IN BILLIONS OF DOLLARS)
                   MORTGAGES                                                 $  3.9      $  2.7      $     1.5
                   CARDS                                                        1.0         0.4            0.3
                   PERSONAL                                                     6.5         4.5            2.7
                   OTHER                                                        0.2         0.2            0.1
                                                                            -----------------------------------
                          TOTAL                                              $ 11.6      $  7.8      $     4.6
                                                                            ===================================

              AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS)             $ 13.6      $ 11.4      $     8.5

              END OF PERIOD ACCOUNTS (IN MILLIONS)                              4.8         3.3            2.7
              END OF PERIOD CARD ACCOUNTS (IN MILLIONS)                         1.0         0.4            0.4

              NON-INTEREST REVENUE AS % OF TOTAL REVENUES                      11.4%        7.9%          13.3%

              NET CREDIT LOSS RATIO                                            3.48%       3.46%          3.17%

              TOTAL PROPRIETARY FUNDS                                        $1,195      $1,149      $      --
              THIRD PARTY FUNDS                                                 363         111             --
                                                                            -----------------------------------
                   MUTUAL FUND/UIT SALES AT NAV (IN MILLIONS OF DOLLARS)     $1,558      $1,260      $      --
                                                                            ===================================

              BRANCHES                                                           22          22             20
              CONSUMER FINANCE OFFICES                                          902         683            673

                                    CITIGROUP
                         GLOBAL CONSUMER: INTERNATIONAL
                                 ASIA (ex-JAPAN)


              ($ IN MILLIONS)
                                                                          2000        1999           1998
                                                                       -----------------------------------
              TOTAL REVENUES, NET OF INTEREST EXPENSE                   $2,096      $1,847      $   1,557
              ADJUSTED OPERATING EXPENSES                                  969         944            797
              PROVISION FOR BENEFITS, CLAIMS, AND CREDIT LOSSES            273         341            242
                                                                       -----------------------------------
              CORE INCOME BEFORE TAXES                                     854         562            518
              INCOME TAXES                                                 304         210            201
                                                                       -----------------------------------
              CORE INCOME                                               $  550      $  352      $     317
                                                                       ===================================

              AVERAGE ASSETS ($B)                                       $   27      $   26      $      24

              RETURN ON AVERAGE ASSETS (%)                                2.04%       1.36%          1.32%

              AVERAGE LOANS ($B)
                   MORTGAGES                                            $ 12.0      $ 12.0      $    11.0
                   CARDS                                                   4.8         4.4            3.6
                   AUTO                                                    2.4         2.2            2.1
                   PERSONAL                                                1.3         1.2            1.2
                   OTHER                                                   1.6         1.7            1.4
                                                                       -----------------------------------
                          TOTAL                                         $ 22.1      $ 21.5      $    19.3
                                                                       ===================================

              AVERAGE CUSTOMER DEPOSITS ($B)                            $ 34.7      $ 31.1      $    27.7

              END OF PERIOD ACCOUNTS (IN MILLIONS)                         8.1         7.2            6.1
              END OF PERIOD CARD ACCOUNTS (IN MILLIONS)                    4.9         4.1            3.7

              NON-INTEREST REVENUE AS % OF TOTAL REVENUE                  32.3%       28.5%          27.0%

              NET CREDIT LOSS RATIO                                       1.16%       1.32%          1.12%

              PROPRIETARY MUTUAL FUNDS/UIT                              $  605      $  585      $   1,306
              PROPRIETARY MONEY MARKET FUNDS                               273         428             --
                                                                       -----------------------------------
                   TOTAL PROPRIETARY FUNDS                                 878       1,013          1,306
                   THIRD PARTY FUNDS                                     4,571       2,831            646
                                                                       -----------------------------------
              MUTUAL FUND/UIT SALES AT NAV (IN MILLIONS OF DOLLARS)     $5,449      $3,844      $   1,952
                                                                       ===================================

              BRANCHES                                                      77          72             65

                                    CITIGROUP
                         GLOBAL CONSUMER: INTERNATIONAL
                                  LATIN AMERICA


              ($ IN MILLIONS)
                                                                          2000           1999           1998
                                                                       --------------------------------------
              TOTAL REVENUES, NET OF INTEREST EXPENSE (1)               $1,941      $   1,970      $   1,579
              ADJUSTED OPERATING EXPENSES                                1,317          1,194          1,066
              PROVISION FOR BENEFITS, CLAIMS, AND CREDIT LOSSES (1)        335            447            266
                                                                       --------------------------------------
              CORE INCOME BEFORE TAXES                                     289            329            247
              INCOME TAXES                                                  90            107             98
                                                                       --------------------------------------
              CORE INCOME                                               $  199      $     222      $     149
                                                                       ======================================

              AVERAGE ASSETS (IN BILLIONS OF DOLLARS)                   $   12      $      14      $      12

              RETURN ON AVERAGE ASSETS (%)                                1.66%          1.59%          1.24%

              AVERAGE LOANS (IN BILLIONS OF DOLLARS)
                   MORTGAGES                                            $  2.1      $     2.0      $     1.9
                   CARDS                                                   1.7            1.8            1.6
                   AUTO                                                    1.1            1.8            2.0
                   PERSONAL                                                1.7            1.7            1.5
                   OTHER                                                   0.6            0.6            0.8
                                                                       --------------------------------------
                          TOTAL                                         $  7.2      $     7.9      $     7.8
                                                                       ======================================

              AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS)        $ 13.7      $    13.5      $    10.2

              END OF PERIOD ACCOUNTS (IN MILLIONS)                         9.3            8.9            7.3
              END OF PERIOD CARD ACCOUNTS (IN MILLIONS)                      2            1.9            2.1

              NON-INTEREST REVENUE AS % OF TOTAL REVENUE                  40.0%          33.2%          29.6%

              NET CREDIT LOSS RATIO (2)                                   4.71%          5.58%          3.06%

              TOTAL PROPRIETARY FUNDS                                   $5,305      $   5,436      $   4,498
              THIRD PARTY FUNDS                                            619            935            561
                                                                       --------------------------------------
                   MUTUAL FUND/UIT SALES AT NAV                           5924           6371           5059
                                                                       ======================================

              BRANCHES                                                     406            447            440
              CONSUMER FINANCE OFFICES                                     110            100              0

----------
Notes:
(1) 2000 includes reclassification which increased both revenues and provision for benefits, claims and credit losses by $26mm.
(2) The 2000 net credit loss ratio includes a 232 basis point increase related ot the adoption of revised FFIEC write-off policies.

                                    CITIGROUP
                         GLOBAL CONSUMER: INTERNATIONAL
                 CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA


              ($ IN MILLIONS)
                                                                        2000         1999         1998
                                                                    -----------------------------------
              TOTAL REVENUES, NET OF INTEREST EXPENSE                $   438      $   350      $   286
              ADJUSTED OPERATING EXPENSES                                332          253          231
              PROVISION FOR BENEFITS, CLAIMS, AND CREDIT LOSSES           33           35           41
                                                                    -----------------------------------
              CORE INCOME BEFORE TAXES                                    73           62           14
              INCOME TAXES                                                23           24            6
                                                                    -----------------------------------
              CORE INCOME                                            $    50      $    38      $     8
                                                                    ===================================

              AVERAGE ASSETS (IN BILLIONS OF DOLLARS)                $     3      $     3      $     3

              RETURN ON AVERAGE ASSETS (%)                              1.67%        1.27%         0.3%

              AVERAGE LOANS (IN BILLIONS OF DOLLARS)
                   CARDS                                             $   0.6      $   0.5      $   0.4
                   MORTGAGES                                             0.2          0.2          0.2
                   AUTO                                                  0.3          0.3          0.3
                   PERSONAL                                              0.4          0.3          0.2
                   OTHER                                                 0.4          0.3          0.3
                                                                    -----------------------------------
                          TOTAL                                      $   1.9      $   1.6      $   1.4
                                                                    ===================================

              AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS)     $   3.8      $   3.6      $   3.4

              END OF PERIOD ACCOUNTS (IN MILLIONS)                       2.8          2.1          1.6
              END OF PERIOD CARD ACCOUNTS (IN MILLIONS)                  1.8          1.4          1.1

              NON-INTEREST REVENUE AS % OF TOTAL REVENUE                41.4%        46.2%        48.7%

              NET CREDIT LOSS RATIO                                     1.96%        1.96%        2.63%

              TOTAL PROPRIETARY FUNDS                                $    51      $   105      $   135
              THIRD PARTY FUNDS                                          378          243           72
                                                                    -----------------------------------
                   MUTUAL FUND/UIT SALES AT NAV                      $   429      $   348      $   207
                                                                    ===================================

              BRANCHES                                                    58           32           28

                                    CITIGROUP
                                 GLOBAL CONSUMER
                                OTHER CONSUMER(1)


              ($ IN MILLIONS)

                                                              2000       1999        1998
                                                            ------------------------------
              TOTAL REVENUES, NET OF INTEREST EXPENSE        $ 164      $ 446      $ 307
              ADJUSTED OPERATING EXPENSES                      235        447        410
              PROVISION FOR LOAN LOSSES                          5       (103)        47
                                                            ------------------------------
              CORE INCOME (LOSS) BEFORE TAXES (BENEFITS)       (76)       102       (150)
              INCOME TAXES (BENEFITS)                          (35)        39        (49)
                                                            ------------------------------
              CORE INCOME (LOSS)                             $ (41)     $  63      $(101)
                                                            ==============================

----------
Notes:
(1) Includes unallocated marketing, staff expenses, and certain treasury functions.

                                    CITIGROUP
                                GLOBAL CORPORATE
                          CORPORATE AND INVESTMENT BANK


              ($ IN MILLIONS)

                                                                               2000          1999          1998
                                                                          --------------------------------------
              REVENUES:
                    COMMISSIONS & FEES                                     $  4,481      $  3,720      $  3,357
                    ASSET MANAGEMENT AND ADMINISTRATION FEES                  2,169         1,641         1,326
                    INVESTMENT BANKING                                        4,087         3,353         2,557
                    PRINCIPAL TRANSACTIONS                                    4,237         3,609           597
                    OTHER INCOME                                                970           577           557
                                                                          --------------------------------------
                         TOTAL NON-INTEREST REVENUES                         15,944        12,900         8,394
                                                                          --------------------------------------
                         NET INTEREST AND DIVIDENDS                           3,742         3,600         2,753
                                                                          --------------------------------------
                               TOTAL REVENUES, NET OF INTEREST EXPENSE       19,686        16,500        11,147
                                                                          --------------------------------------
              NON-INTEREST EXPENSES:
                    COMPENSATION AND BENEFITS                                 9,822         7,978         6,897
                    COMMUNICATIONS                                              995           717           670
                    OCCUPANCY AND EQUIPMENT                                     717           580           545
                    FLOOR BROKERAGE AND OTHER PRODUCTION                        690           473           455
                    OTHER OPERATING AND ADMINISTRATIVE EXPENSES               1,018         1,237           966
                                                                          --------------------------------------
                         TOTAL NON-INTEREST EXPENSES                         13,242        10,985         9,533
                                                                          --------------------------------------
              PROVISION FOR CREDIT LOSSES                                       755           193           (28)
              CORE INCOME BEFORE INCOME TAXES                                 5,689         5,322         1,642
              INCOME TAXES AND MINORITY INTERST, NET OF TAX                   2,042         1,942           612
                                                                          --------------------------------------
              CORE INCOME                                                  $  3,647      $  3,380      $  1,030
                                                                          ======================================

              PRETAX PROFIT MARGIN                                             28.9%         32.3%         14.7%

              NON-COMPENSATION EXPENSES AS A % OF NET REVENUES                 17.4%         18.2%         23.6%

              COMPENSATION AND BENEFITS EXPENSES AS A PERCENT                  49.9%         48.4%         61.9%
                   OF NET REVENUES

                                    CITIGROUP
                                GLOBAL CORPORATE
       EMERGING MARKETS CORPORATE BANKING AND GLOBAL TRANSACTION SERVICES


              ($ IN MILLIONS)
                                                                   2000        1999        1998
                                                                --------------------------------
              TOTAL REVENUES, NET OF INTEREST EXPENSE            $6,572      $5,657      $4,858
              ADJUSTED OPERATING EXPENSES                         3,986       3,740       3,517
              PROVISION FOR LOAN LOSSES                             192         350         424
                                                                --------------------------------
              CORE INCOME BEFORE TAXES AND MINORITY INTEREST      2,394       1,567         917
              INCOME TAXES                                          871         593         345
              MINORITY INTEREST, NET OF TAX                          16           6           0
                                                                --------------------------------
              CORE INCOME                                        $1,507      $  968      $  572
                                                                --------------------------------

              AVERAGE ASSETS (IN BILLIONS OF DOLLARS)            $  104      $   97      $   46

              RETURN ON ASSETS (%)                                 1.45%       1.00%       1.24%

                                    CITIGROUP
                                GLOBAL CORPORATE
                                COMMERCIAL LINES


              ($ IN MILLIONS)
                                                                        2000          1999          1998
                                                                    --------------------------------------
              TOTAL REVENUES, NET OF INTEREST EXPENSE (1)            $ 7,497       $ 6,815       $ 6,603
              TOTAL OPERATING EXPENSES                                 1,699         1,631         1,606
              CLAIMS AND CLAIM ADJUSTMENT EXPENSES                     4,254         3,795         3,823
                                                                    --------------------------------------
              CORE INCOME BEFORE TAXES AND MINORITY INTEREST           1,544         1,389         1,174
              INCOME TAXES                                               401           344           290
              MINORITY INTEREST, NET OF TAX                               50           161           143
                                                                    --------------------------------------
              CORE INCOME (2)                                        $ 1,093       $   884       $   741
                                                                    ======================================

              NET WRITTEN PREMIUMS BY MARKET (3)

              COMMERCIAL ACCOUNTS                                    $ 2,099       $ 1,816       $ 1,800
              SELECT ACCOUNTS                                          1,575         1,494         1,494
              SPECIALTY ACCOUNTS                                       1,756         1,167           801
              NATIONAL ACCOUNTS                                          352           488           624
                                                                    --------------------------------------
                    TOTAL NET WRITTEN PREMIUMS (a)                   $ 5,782       $ 4,965       $ 4,719
                                                                    --------------------------------------

              STATUTORY RATIO DEVELOPMENT

              EARNED PREMIUMS (b)                                    $ 5,370       $ 4,885       $ 4,611

              LOSSES AND LOSS ADJUSTMENT EXPENSES (4) (c)              4,072         3,692         3,605
              OTHER UNDERWRITING EXPENSES (d)                          1,634         1,549         1,400
                                                                    --------------------------------------
                    TOTAL DEDUCTIONS                                   5,706         5,241         5,005
                                                                    --------------------------------------

              STATUTORY UNDERWRITING LOSS                            $  (336)      $  (356)      $  (394)
                                                                    ======================================

              STATUTORY COMBINED RATIO: (3), (4), (5)

              LOSS AND LOSS ADJUSTMENT EXPENSE RATIO (c/b)              75.8%         75.6%         78.2%
              OTHER UNDERWRITING EXPENSE RATIO (d/a)                    28.3%         31.2%         29.7%
                                                                    --------------------------------------
                    COMBINED RATIO                                     104.1%        106.8%        107.9%
                                                                    ======================================

              NET INVESTMENT INCOME (PRE-TAX)                        $ 1,782       $ 1,745       $ 1,723
              EFFECTIVE TAX RATE ON NET INVESTMENT INCOME               26.7%         26.0%         27.5%
              CATASTROPHE LOSSES, NET OF REINSURANCE (AFTER-TAX)     $    --       $    27       $    25

----------
Notes:
(1)   Excludes realized gains/(losses) on investments.
(2) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.
(3) The 2000 net written premiums include a $131mm adjustment associated with the acquisition of the Reliance Surety business. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio were 75.8%, 28.0%, and 103.8%, respectively.
(4) 1999 includes the effects of a settlement of an asbestos liability which increased losses and loss adjustment expenses by $105.2mm. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio were 73.4%, 31.2%, and 104.6%, respectively.
(5)   Before policyholder dividends.

                                    CITIGROUP
                 GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
                           CITIGROUP ASSET MANAGEMENT


              ($ IN MILLIONS)
                                                                                        2000          1999          1998
                                                                                   ---------------------------------------
              REVENUES:
                    INVESTMENT ADVISORY, ADMIN. & DISTRIBUTION FEES                 $  1,835    $    1,409    $    1,204
                    UNIT INVESTMENT TRUST REVENUES- NET                                   39            48            42
                    OTHER REVENUES, NET INTEREST EXPENSE                                  17            35            26
                                                                                   ---------------------------------------
                          TOTAL REVENUES, NET OF INTEREST EXPENSE                      1,891         1,492         1,272
                                                                                   ---------------------------------------
              EXPENSES:
                    EMPLOYEE COMPENSATION AND BENEFITS                                   595           443           386
                    MUTUAL FUND COMMISSION EXPENSE                                       118           120           125
                    OTHER EXPENSES                                                       578           387           325
                                                                                   ---------------------------------------
                         TOTAL EXPENSES                                                1,291           950           836
                                                                                   ---------------------------------------
              CORE INCOME BEFORE INCOME TAXES & MINORITY INTEREST                        600           542           436
              INCOME TAXES & MINORITY INTEREST, NET OF TAX                               244           215           172
                                                                                   ---------------------------------------
              CORE INCOME                                                           $    356    $      327    $      264
                                                                                   =======================================

              PRE-TAX PROFIT MARGIN                                                       32%           36%           34%

              ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLION OF DOLLARS):
                         RETAIL                                                     $   91.0    $     78.0    $     70.0
                         INSTITUTIONAL                                                  23.9          19.3          13.7
                                                                                   ---------------------------------------
                   TOTAL MONEY MARKET AND INSTITUTIONAL LIQUIDITY FUNDS             $  114.9    $     97.3    $     83.7

              LONG-TERM MUTUAL FUNDS:
                       EQUITY/BALANCED                                              $   54.0    $     52.0    $     42.0
                       TAXABLE FIXED INCOME                                             14.4          18.1          25.2
                       TAX EXEMPT FIXED INCOME                                           8.9           8.8          10.8
                       ANNUITIES                                                         6.0           5.4           3.7
                                                                                   ---------------------------------------
                   TOTAL LONG-TERM MUTUAL FUNDS                                     $   83.3    $     84.3    $     81.7

              MANAGED ACCOUNTS:
                   PRIVATE CLIENT                                                   $   61.2    $     51.1    $     40.4
                   INSTITUTIONAL                                                        91.7           100            94
                   EMERGING MARKETS PENSION ADMINISTRATION                               5.4             0             0
                                                                                   ---------------------------------------
                        TOTAL MANAGED ACCOUNTS                                      $  158.3    $    151.1    $    134.4

              UNIT INVESTMENT TRUSTS                                                     9.4          12.9          12.9

              ALTERNATIVE INVESTMENT STRATEGIES                                         35.8          32.7          27.2
                                                                                   ---------------------------------------
              TOTAL ASSETS UNDER MANAGEMENT (1)                                     $  401.7    $    378.3         339.9
                                                                                   =======================================

              ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLION OF DOLLARS):
                    RETAIL                                                          $  242.2    $    222.6    $    202.1
                    EMERGING MARKETS PENSION ADMINISTRATION                              5.4          --            --
                    INSTITUTIONAL (INCLUDING ALTERNATIVE INVESTMENT STRATEGIES)        153.5         154.7         137.8
                                                                                   ---------------------------------------
              TOTAL ASSETS UNDER MANAGEMENT                                         $  401.1    $    377.3    $    339.9
                                                                                   =======================================

              GLOBAL RETIREMENT SERVICES ($B):
                                                                                   ---------------------------------------
              ASSETS UNDER MANAGEMENT (2)                                           $   14.3    $     12.3    $      9.9
                                                                                   =======================================

----------
Notes:
(1)   Includes $31B in 1999 and $30B in 2000 for Citigroup Private Bank clients.
(2) Includes assets under management for both majority- and minority-owned pension fund administration businesses in Latin America.

                                    CITIGROUP
                 GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
                           THE CITIGROUP PRIVATE BANK


              ($ IN MILLIONS)
                                                                      2000        1999        1998
                                                                   ---------------------------------
              TOTAL REVENUES, NET OF INTEREST EXPENSE               $1,409      $1,212      $1,130
              ADJUSTED OPERATING EXPENSES                              874         770         727
              PROVISION FOR LOAN LOSSES                                 24          12           6
                                                                   ---------------------------------
              CORE INCOME BEFORE TAXES                                 511         430         397
              INCOME TAXES                                             188         161         154
                                                                   ---------------------------------
              CORE INCOME                                           $  323      $  269      $  243
                                                                   =================================

              AVERAGE ASSETS (IN BILLIONS OF DOLLARS)               $   25      $   20      $   17

              RETURN ON AVERAGE ASSETS                                1.30%       1.35%       1.43%

              CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
                   PROPRIETARY MANAGED ASSETS                       $   31      $   28      $   28
                   OTHER ASSETS UNDER FEE BASED MANAGEMENT               5           4           1
                   BANKING AND FIDICIARY DEPOSITS                       31          27          28
                   LOANS                                                28          24          18
                   OTHER, PRINCIPALLY CUSTODY ACCOUNTS                  58          57          41
                                                                   ---------------------------------
              CLIENT BUSINESS VOLUMES                               $  153      $  140      $  116
                                                                   =================================

              REVENUES:
                   CUSTOMER REVENUES                                $1,263      $1,054      $  978
                   OTHER REVENUES (1)                                  146         158         152
                                                                   ---------------------------------
              TOTAL REVENUES                                        $1,409      $1,212      $1,130
                                                                   =================================

                   UNITED STATES                                    $  493      $  430      $  387
                   INTERNATIONAL                                       916         782         743
                                                                   ---------------------------------
              TOTAL REVENUES                                        $1,409      $1,212      $1,130
                                                                   =================================

----------
Notes:
(1)   Principally allocated equity and treasury revenues.

                                    CITIGROUP

                              INVESTMENT ACTIVITIES


              ($ IN MILLIONS)

                                                                   2000          1999         1998
                                                              --------------------------------------
              REVENUES:
                    PROPRIERTARY INVESTMENTS (1)               $  2,041      $    742     $    393
                    LDC DEBT SALES/REFINANCING                      331            78          261
                    INSURANCE PORTFOLIO GAINS (LOSSES) (2)          (63)          211          319
                                                              --------------------------------------
                         TOTAL REVENUES                        $  2,309      $  1,031     $    973
                                                              ======================================

              CORE INCOME:
                    PROPRIETARY INVESTMENTS (1)                $  1,222      $    441     $    112
                    LDC DEBT SALES/REFINANCING                      206            47          303
                    INSURANCE PORTFOLIO GAINS (LOSSES) (2)          (35)          125          192
                                                              --------------------------------------
                         TOTAL CORE INCOME                     $  1,393      $    613     $    607
                                                              ======================================

              PERIOD END ASSETS:
                    PROPRIETARY INVESTMENTS                    $  8,617      $  7,520     $  5,731
                    LDC DEBT SALES/REFINANCING                    2,118         3,371        3,286
                                                              --------------------------------------
                         TOTAL PERIOD END ASSETS               $ 10,735      $ 10,891     $  9,017
                                                              ======================================

----------
Notes:
(1) Includes Venture Capital Activities and certain other corporate investments
(2) Represents gains (losses) on investments held by insurance companies managed by The Travelers Insurance Business